                               ------------------
                               PLATINUM CLASS(SM)
                               ------------------

                                     [LOGO]

                                   PROSPECTUS
                                 MARCH 1, 1999


                    [AMERICAN AADVANTAGE MILEAGE FUNDS LOGO]

                         o MONEY MARKET MILEAGE FUND


                    MANAGED BY AMR INVESTMENT SERVICES, INC.


                                  [EAGLE LOGO]


                               AVAILABLE THROUGH:

                       [WATERHOUSE SECURITIES, INC. LOGO]



The Securities and Exchange Commission does not guarantee that the information in this Prospectus or any other mutual fund's prospectus is accurate or complete, nor does it judge the investment merit of this Fund. To state otherwise is a criminal offense.

     TABLE OF CONTENTS

    About the Fund
    Overview....................................................    2
    Money Market Mileage Fund...................................    3
    The Manager.................................................    7
    Valuation of Shares.........................................    7
    About Your Investment
    Purchase and Redemption of Shares...........................    8
    Distributions and Taxes.....................................   11
    AAdvantage(R) Miles.........................................   11
    Additional Information
    Distribution of Trust Shares................................   12
    Master-Feeder Structure.....................................   12
    Year 2000...................................................   13
    Financial Highlights........................................   14

ABOUT THE FUNDS
--------------------------------------------------------------------------------
OVERVIEW
-----------------

The American AAdvantage Money Market Mileage Fund (the "Fund") is managed by AMR Investment Services, Inc. (the "Manager"), a wholly owned subsidiary of AMR Corporation.

The Fund operates under a master-feeder structure. This means that the Fund seeks its investment objective by investing all of its investable assets in its corresponding Portfolio of the AMR Investment Services Trust ("AMR Trust") that has a similar name and identical investment objective. Throughout this Prospectus, statements regarding investments by the Fund refer to investments made by its corresponding Portfolio. For easier reading, the term "Fund" is used throughout the Prospectus to refer to either the Fund or its Portfolio, unless stated otherwise. See "Master-Feeder Structure".

Each shareholder will receive American Airlines(R) AAdvantage(R) travel awards program ("AAdvantage") miles(1). AAdvantage miles will be posted monthly to each shareholder's AAdvantage account at an annual rate of one mile for every $10 invested in the Fund. See "AAdvantage Miles."

---------------

(1)American Airlines and AAdvantage are registered trademarks of American Airlines, Inc.
--------------------------------------------------------------------------------

About the Funds                         2                             Prospectus

AMERICAN AADVANTAGE
MONEY MARKET MILEAGE FUND(SM)
--------------------------------------------------------------------------------

Investment Objective
-------------------------------

Current income, liquidity and the maintenance of a stable price of $1.00 per share.

Principal Strategies
------------------------------

The Fund invests exclusively in high quality variable or fixed rate, U.S. dollar-denominated short-term money market instruments. These securities may include obligations of the U.S. Government, its agencies and instrumentalities; corporate debt securities, such as commercial paper, master demand notes, loan participation interests, medium-term notes and funding agreements; Yankeedollar and Eurodollar bank certificates of deposit, time deposits, and bankers' acceptances; asset-backed securities; and repurchase agreements involving the foregoing obligations.

The Fund will only buy securities with the following credit qualities:

- rated in the highest short-term categories by two rating organizations, such as "A-1" by Standard & Poor's Corporation and "P-1" by Moody's Investors Service, Inc.,
- rated in the highest short-term category by one rating organization if the securities are rated only by one rating organization, or
- unrated securities that are determined to be of equivalent quality by the Manager.

The Fund invests more than 25% of its total assets in obligations issued by the banking industry. However, for temporary defensive purposes when the Manager believes that maintaining this concentration may be inconsistent with the best interests of shareholders, the Fund may not maintain this concentration.

Securities purchased by the Fund generally have remaining maturities of 397 days or less, although instruments subject to repurchase agreements and certain variable and floating rate obligations may bear longer final maturities. The average dollar-weighted maturity of the Fund will not exceed 90 days.

--------------------------------------------------------------------------------

Prospectus                              3                        About the Funds

AMERICAN AADVANTAGE
MONEY MARKET MILEAGE FUND(SM) -- (CONTINUED)
--------------------------------------------------------------------------------

Risk Factors
-------------------

- The yield paid by the Fund is subject to changes in interest rates. As a result, there is risk that a decline in short-term interest rates would lower its yield and the overall return on your investment.
- Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.
- As with any money market fund, there is the risk that the issuers or guarantors of securities owned by the Fund will default on the payment of principal or interest or the obligation to repurchase securities from the Fund.

Your investment in the Fund is not insured or guaranteed by the U.S. Government or any financial or government institution.

Investor Profile
-----------------------

This Fund may be suitable for investors who:

- seek the preservation of capital and to avoid fluctuations in principal
- desire regular, monthly income from a highly liquid investment
- require a short-term vehicle for cash when making long-term investment decisions
- seek a rate of return that is potentially higher than certificates of deposit or savings accounts
- desire to receive miles in the American Airlines AAdvantage(R) program

Historical Performance
-----------------------------------

The bar chart below provides an indication of risk by showing how the Fund's performance has varied from year to year. The performance shown in the chart and table below is a combination of the Fund's performance and that of its predecessor fund. The Fund was created from a predecessor fund that began offering its shares on September 1, 1987. Performance results through October 31, 1991 are for the Institutional Class of the predecessor fund, and results from November 1, 1991 through October 31, 1995 are for the predecessor fund's Mileage Class, and results from November 1, 1995 through January 28,

--------------------------------------------------------------------------------

About the Funds                         4                             Prospectus

AMERICAN AADVANTAGE
MONEY MARKET MILEAGE FUND(SM) -- (CONTINUED)
--------------------------------------------------------------------------------

1996 are for the predecessor to this Fund. The Fund began offering its shares on January 29, 1996. Performance results shown from that date through December 31, 1998 are for the Fund. Because the predecessor fund had lower expenses, its performance was better than the Platinum Class of the Fund would have realized in the same period. Past performance is not necessarily indicative of how the Fund will perform in the future. Investors may call 1-800-388-3344 to obtain the Fund's current seven-day yield.

                               PERFORMANCE GRAPH

          TOTAL RETURN FOR THE CALENDAR YEAR ENDED 12/31 OF EACH YEAR

                                   [GRAPH]

            1989 ..........................................    9.47%
            1990 ..........................................    8.40%
            1991 ..........................................    6.77%
            1992 ..........................................    4.02%
            1993 ..........................................    3.28%
            1994 ..........................................    4.22%
            1995 ..........................................    5.93%
            1996 ..........................................    4.65%
            1997 ..........................................    4.74%
            1998 ..........................................    4.67%

          Highest Quarterly Return:                       2.45%
            (1/1/89 through 12/31/98)               (2nd Quarter 1989)
          Lowest Quarterly Return:                        0.74%
            (1/1/89 through 12/31/98)            (2nd & 4th Quarter 1993,
                                                     1st Quarter 1994)

                                                                 AVERAGE ANNUAL TOTAL
                                                                        RETURN
                                                              ---------------------------
                                                                    AS OF 12/31/98
                                                              ---------------------------
                                                              1 YEAR   5 YEARS   10 YEARS
                                                              ------   -------   --------
Money Market Mileage Fund...................................  4.67%     4.73%     5.48%

--------------------------------------------------------------------------------

Prospectus                              5                        About the Funds

AMERICAN AADVANTAGE
MONEY MARKET MILEAGE FUND(SM) -- (CONTINUED)
--------------------------------------------------------------------------------

Fees and Expenses
----------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Money Market Mileage Fund.(1)

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Management Fees.............................................  0.10%
Distribution (12b-1) Fees...................................  0.25
Other Expenses..............................................  0.77
                                                              ----
Total Annual Fund Operating Expenses........................  1.12%
                                                              ====
Fee Waiver and/or Expense Reimbursement.....................  0.03(2)
NET EXPENSES................................................  1.09

(1) The expense table and the Example below reflect the expenses of both the Fund and its corresponding Portfolio.

(2) The Manager has contractually agreed to waive a portion of Distribution Fees through October 31, 1999 to the extent that Total Annual Fund Operating Expenses exceed 1.09%.

Example
-------------
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
        1 YEAR .....................................................$111
        3 YEARS.....................................................$353
        5 YEARS.....................................................$614
        10 YEARS..................................................$1,360

Investment Adviser
-----------------------------

AMR Investment Services, Inc.

--------------------------------------------------------------------------------

About the Funds                         6                             Prospectus

The Manager
---------------------

The Fund has retained AMR Investment Services, Inc. to serve as its Manager. The Manager, located at 4333 Amon Carter Boulevard, Fort Worth, Texas 76155, is a wholly owned subsidiary of AMR Corporation, the parent company of American Airlines, Inc. The Manager was organized in 1986 to provide investment management, advisory, administrative and asset management consulting services. As of December 31, 1998, the Manager had approximately $20.4 billion of assets under management, including approximately $7.2 billion under active management and $13.2 billion as named fiduciary or financial adviser. Of the total, approximately $14.5 billion of assets are related to AMR Corporation.

The Manager provides or oversees the provision of all administrative, investment advisory and portfolio management services to the Fund. The Manager develops the investment program for the Fund and serves as the sole investment adviser to the Fund. As compensation for providing management services, the Fund pays the Manager an annualized advisory fee that is calculated and accrued daily, equal to the sum of 0.10% of the net assets of the Fund.

Valuation of Shares
-------------------------------

The price of the Fund's shares is based on its net asset value ("NAV") per share. The Fund's NAV is computed by adding total assets, subtracting all of the Fund's liabilities, and dividing the result by the total number of shares outstanding. Securities held by the Fund are valued in accordance with the amortized cost method, which is designed to enable the Fund to maintain a stable NAV of $1.00 per share. Debt securities (other than short-term securities) usually are valued on the basis of prices provided by a pricing service. In some cases, the price of debt securities is determined using quotes obtained from brokers.

The NAV of Platinum Class shares will be determined based on a pro rata allocation of investment income, expenses and total capital gains and losses. The Fund's NAV per share is determined as of the close of the New York Stock Exchange ("Exchange"), generally 4:00 p.m. Eastern time, on each day on which the Exchange is open for business, with the exception of Columbus Day and Veteran's Day. The Fund is not open and no NAV is calculated on these days.

--------------------------------------------------------------------------------

Prospectus                              7                        About the Funds

ABOUT YOUR INVESTMENT
--------------------------------------------------------------------------------

Purchase and Redemption of Shares
----------------------------------------------------------

Eligibility
---------------

Platinum Class shares are offered on a continuous basis at net asset value through selected financial institutions (such as banks and broker-dealers). Fund shares are offered only to individuals and certain grantor trusts. Qualified retirement plans (i.e. IRAs, Keogh, profit sharing plans) and institutional investors are not eligible to invest in the Fund.

Purchase Policies
--------------------------

No sales charges are assessed on the purchase or sale of Fund shares. Shares of the Fund are offered and purchase orders accepted until 4:00 p.m. Eastern Time (or if earlier, the close of the Exchange) on each day on which the Exchange is open for trading. In addition, shares are not offered and orders are not accepted on Columbus Day and Veteran's Day. If a purchase order is received in good order prior to the Fund's deadline, the purchase price will be the NAV per share next determined on that day. If a purchase order is received in good order after the deadline, the purchase price will be the NAV of the following day that the Fund is open for business. Checks to purchase shares are accepted subject to collection at full face value in U.S. funds and must be drawn in U.S. dollars on a U.S. bank.

Opening an Account
-------------------------------

A completed, signed application is required to open an account. Financial institutions may have different procedures for opening an account. Eligible investors in the Fund can enroll in the AAdvantage Program by calling (800) 433-7300. You may request a Fund application by calling (800) 934-4410.

--------------------------------------------------------------------------------

About Your Investment                   8                             Prospectus

Complete the application, sign it and:

                                    Mail to:
                          Waterhouse Securities, Inc.
                               Processing Center
                                 P.O. Box 1085
                            New York, NY 10268-1085

Redemption Policies
------------------------------

Shares of the Fund may be redeemed by telephone or mail on any day that the Fund is open for business by contacting the financial institution through which Fund shares were purchased. The redemption price will be the NAV next determined after a redemption order is received in good order. Any questions regarding what constitutes good order should be directed to the financial institution through which Fund shares were purchased. Proceeds from redemptions requested by 2:00 p.m. Eastern Time can generally be sent to the shareholder the same day.

In any event, proceeds from a redemption order for the Fund will be transmitted to a shareholder by no later than seven days after the receipt of a redemption request in good order. Delivery of proceeds from shares purchased by check or pre-authorized automatic redemption may be delayed until the funds have cleared, which may take up to 15 days.

The Fund reserves the right to suspend redemptions or postpone the date of payment (i) when the Exchange is closed (other than for customary weekend and holiday closings); (ii) when trading on the Exchange is restricted; (iii) when the SEC determines that an emergency exists so that disposal of the Fund's investments or determination of its NAV is not reasonably practicable; or (iv) by order of the SEC for protection of the Fund's shareholders.

Although the Fund intends to redeem shares in cash, the Fund reserves the right to pay the redemption price in whole or in part by a distribution of readily marketable securities held by the Fund's corresponding Portfolio. Unpaid dividends credited to an account up to the date of redemption of all shares generally will be paid at the time of redemption.

--------------------------------------------------------------------------------

Prospectus                              9                  About Your Investment

General Policies
------------------------

The following policies apply to instructions you may provide to the Fund by telephone:

- The Fund, its officers, trustees, directors, employees, or agents are not responsible for the authenticity of instructions provided by telephone, nor for any loss, liability, cost or expense incurred for acting on them.
- The Fund employs procedures reasonably designed to confirm that instructions communicated by telephone are genuine.
- Due to the volume of calls or other unusual circumstances, telephone redemptions may be difficult to implement during certain time periods.

The Fund reserves the right to:

- reject any order for the purchase of shares and to limit or suspend, without prior notice, the offering of shares,
- modify or terminate the exchange privilege at any time,
- limit the number of exchanges between Funds an investor may exercise, and
- seek reimbursement from you for any related loss incurred if your payment for the purchase of Fund shares by check does not clear your bank.

Each financial institution is responsible for the prompt transmission of purchase and redemption orders of its clients. Financial institutions may provide varying arrangements for their clients with respect to the purchase and redemption of Platinum Class shares. Shares purchased through financial institutions may be subject to transaction fees. Financial institutions offering Platinum Class shares may impose fees on investors for check writing privileges or, if approved by the Fund, establish variations on minimum check amounts. Some institutions may arrange for additional privileges associated with Platinum Class shares, such as a debit card, which may only be available subject to certain conditions or limitations.

--------------------------------------------------------------------------------

About Your Investment                  10                             Prospectus

Distributions and Taxes
---------------------------------------

The Fund distributes most or all of its net earnings in the form of dividends from net investment income and distributions of realized net capital gains that are paid to shareholders monthly on the first business day after the month ends. Unless the account application instructs otherwise, distributions will be reinvested in additional Fund shares. Usually, dividends and distributions of net realized gains are taxable events.

This is only a summary of some of the important income tax considerations that may affect Fund shareholders. Shareholders should consult their tax adviser regarding specific questions as to the effect of federal, state or local income taxes on an investment in the Fund.

AAdvantage(R) Miles
--------------------------------

The AAdvantage program offers the opportunity to obtain free upgrades and travel awards on American Airlines and other AAdvantage airline participants, as well as upgrades and discounts on car rental and hotel accommodations. For more information about the AAdvantage program, call American Airlines at (800) 433-7300.

AAdvantage travel awards ("miles") will be posted monthly in arrears to each shareholder's AAdvantage account based on the shareholder's average daily account balance during the previous month. Miles are posted at an annual rate of one mile per $10 maintained in the Fund. Mileage is calculated on the average daily balance and posted monthly. The average daily balance is calculated by adding each day's balance and dividing by the number of days in the month. For example, the average daily balance on an $50,000 account funded on the 16th day of a month having 30 days (and maintained at that balance through the end of the month) would be $25,000. Mileage received for that month would be 208 miles. If the same balance were maintained through the next month, the average daily balance would be $50,000, and the mileage would be 417 miles that month and every month the $50,000 investment was maintained in the Fund. These miles appear on subsequent AAdvantage program statements.

For trust accounts, AAdvantage miles will be posted only in a trustee's individual name, and not in the name of the trust account. Before investing in the Fund, trustees of the trust account should consult their own legal and tax

--------------------------------------------------------------------------------

Prospectus                             11                  About Your Investment
advisers as to the tax effect of this arrangement and whether the arrangement is consistent with their duties as trustees. American Airlines has informed the Fund that in administering an AAdvantage member's AAdvantage account, it shall not be required to distinguish between AAdvantage miles accumulated by the individual in his/her capacity as trustee to a trust account from AAdvantage miles accumulated in an individual capacity from other sources.

The Manager reserves the right to discontinue the posting of AAdvantage miles or to change the mileage calculation at any time upon notice to shareholders. American Airlines may find it necessary to change AAdvantage program rules, regulations, travel awards and special offers at any time. This means that American Airlines may initiate changes impacting, for example, participant affiliations, rules for earning mileage credit, mileage levels and rules for the use of travel awards, continued availability of travel awards, blackout dates and limited seating for travel awards, and the features of special offers. American Airlines reserves the right to end the AAdvantage program with six months' notice. AAdvantage travel awards, mileage accrual and special offers are subject to governmental regulations.

ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

Distribution of Trust Shares
----------------------------------------------

The Mileage Funds have adopted a Distribution Plan for the Platinum Class (the "Plan") in accordance with Rule 12b-1 under the Investment Company Act of 1940 ("1940 Act"), which allows the Fund to pay distribution and other fees for the sale of Fund shares and for other services provided to shareholders. In addition, the Plan authorizes expenses incurred in connection with participation in the AAdvantage program. The Plan provides that the Platinum Class will pay 0.25% per annum of its average daily net assets to the Manager (or another entity approved by the applicable Board). Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Master-Feeder Structure
--------------------------------------

The Fund operates under a master-feeder structure. This means that the Fund is a "feeder" fund that invests all of its investable assets in a "master" fund with
--------------------------------------------------------------------------------
Additional Information                 12                             Prospectus
the same investment objective. The "master" fund purchases securities for investment. The master-feeder structure works as follows:

                        [MASTER-FEEDER STRUCTURE GRAPH]

                               (graphic follows)

The Fund can withdraw its investment in its corresponding Portfolio at any time if the Board determines that it is in the best interest of the Fund and its shareholders to do so. If this happens, the Fund's assets will be invested according to the investment policies and restrictions described in this Prospectus.

Year 2000
-----------------

The Fund could be affected adversely if the computer systems used by the Manager, the Fund's other service providers, or companies in which the Fund invests do not properly process and calculate information that relates to dates beginning on January 1, 2000 and beyond. Due to the Fund's reliance on various service providers to perform essential functions, the Fund could have difficulty calculating its NAV, processing orders for share redemptions and delivering account statements and other information to shareholders. The Manager has taken steps that it believes are reasonably designed to address the potential failure of computer systems used by the Manager and the Fund's service providers to address the Year 2000 issue. There can be no assurance that the steps taken by the Manager will be sufficient to avoid any adverse impact.

In evaluating current and potential portfolio positions, Year 2000 is one of the factors that the Manager takes into consideration. The Manager will rely upon public filings and other statements made by companies regarding their Year 2000 readiness. Issuers in countries outside of the U.S. may not be required to make the level of disclosure regarding Year 2000 readiness that is required in the U.S. If the value of the Fund's investment is adversely affected by a Year 2000 problem, the NAV of the Fund may be affected as well.

--------------------------------------------------------------------------------
Prospectus                             13                 Additional Information

Financial Highlights
---------------------------------

The financial highlights table is intended to help you understand the Fund's financial performance for the past five years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate than an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The Fund's highlights were audited by Ernst & Young LLP, independent auditors. More financial information about the Fund is found in its Annual Report, which you may obtain upon request.

                                                           MONEY MARKET MILEAGE FUND
                                         -------------------------------------------------------------
                                                       PLATINUM CLASS                        MILEAGE
                                         ------------------------------------------           CLASS
                                               YEAR ENDED                                  -----------
                                              OCTOBER 31,              PERIOD ENDED        YEAR ENDED
                                         ----------------------        OCTOBER 31,         OCTOBER 31,
  FOR A SHARE OUTSTANDING THROUGHOUT      1998           1997            1996(A)              1996
              THE PERIOD:                -------        -------        ------------        -----------
Net asset value, beginning of period...  $  1.00        $  1.00          $  1.00            $   1.00
                                         -------        -------          -------            --------
Net investment income..................     0.05(B)        0.05(B)          0.03(B)             0.05(B)
Less dividends from net investment
  income...............................    (0.05)         (0.05)           (0.03)              (0.05)
                                         -------        -------          -------            --------
Net asset value, end of period.........  $  1.00        $  1.00          $  1.00            $   1.00
                                         =======        =======          =======            ========
Total return (annualized)..............     4.74%          4.71%            4.78%               5.12%
                                         =======        =======          =======            ========
Ratios and supplemental data:
  Net assets, end of period (in
    thousands).........................  $73,875        $49,184          $15,429            $106,709
  Ratios to average net assets
    (annualized)(C)
    Expenses...........................     1.09%(B)       1.09%(B)         1.09%(B)            0.67%(B)
    Net investment income..............     4.64%(B)       4.64%(B)         4.48%(B)            5.02%(B)

(A) The Money Market Mileage Fund-Platinum Class commenced active operations on January 29, 1996, and at that time the existing shares of the Fund were designated as Mileage Class shares.

(B) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of its corresponding Portfolio.

(C) Operating results exclude expenses reimbursed by the Manager. Had the Platinum Class of the Fund paid such fees, the ratio of expenses and net investment income to average net assets would have been 1.24% and 4.33%, respectively, for the period ended October 31, 1996, 1.14% and 4.59%, respectively, for the year ended October 31, 1997 and 1.12% and 4.61%, respectively, for the year ended October 31, 1998. Had the Mileage Class of the Fund paid such fees, the ratio of expenses and net investment income to average net assets would have been 0.78% and 4.91%, respectively, for the year ended October 31, 1996.

--------------------------------------------------------------------------------

Additional Information                 14                             Prospectus

                                  -- Notes --

ADDITIONAL INFORMATION

ADDITIONAL INFORMATION ABOUT THE FUND IS FOUND IN THE DOCUMENTS LISTED BELOW. REQUEST A FREE COPY OF THESE DOCUMENTS BY CALLING (800) 388-3344.

ANNUAL REPORT/SEMI-ANNUAL REPORT

The Fund's Annual and Semi-Annual Reports list the Fund's actual investments as of the report's date. They also include a discussion by the Manager of market conditions and investment strategies that significantly affected the Fund's performance. The report of the Fund's independent auditors is included in the Annual Report.

STATEMENT OF ADDITIONAL INFORMATION

The SAI contains more details about the Fund and its investment policies. The SAI is incorporated in this Prospectus by reference (it is legally part of this Prospectus). A current SAI is on file with the Securities and Exchange Commission (SEC).

TO OBTAIN MORE INFORMATION ABOUT THE FUND OR TO REQUEST A COPY OF THE DOCUMENTS LISTED ABOVE:

                                  BY TELEPHONE:
                              Call (800) 388-3344

                                   BY E-MAIL:
                      american_aadvantagefunds@amrcorp.com

                                    BY MAIL:
                           American AAdvantage Funds
                            P.O. Box 619003, MD5645
                           DFW Airport, TX 75261-9003

                                ON THE INTERNET:
                      Visit our website at www.aafunds.com
                      Visit the SEC website at www.sec.gov

Copies of these documents may also be obtained from the SEC Public Reference Room in Washington, D.C. The Public Reference Room can be reached at (800) 732-0330 or by mailing a request, including a duplicating fee to: SEC's Public Reference Section, 450 5th Street NW, Washington, D.C. 20549-6009.

                               AVAILABLE THROUGH:

                       [WATERHOUSE SECURITIES, INC. LOGO]

                                 1-800-934-4410


                    [AMERICAN AADVANTAGE MILEAGE FUNDS LOGO]

                            SEC File Number 811-9018

American Airlines is not responsible for investments made in the American AAdvantage Mileage Funds. American AAdvantage Mileage Funds is a registered service mark of AMR Corporation. Platinum Class and American AAdvantage Money Market Mileage Fund are service marks of AMR Investment Services, Inc.